UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 28, 2011 (June 24, 2011)

Date of Report (Date of earliest event reported)

Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:         (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

                On June 24, 2011, Lincoln National Corporation filed a Current Report on Form 8-K, which inadvertently included the wrong Exhibits 5.2 and 23.2.  This amendment on Form 8-K/A is being filed for the sole purpose of filing the correct Exhibits 5.2 and 23.2.  No disclosure was changed as a result of this error.

Item 9.01.                             Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
5.2	Opinion of Wachtell, Lipton, Rosen & Katz.
23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2 of this Current Report on Form 8-K/A).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By:	/s/ Charles A. Brawley, III
Name:	Charles A. Brawley, III
Title:	Senior Vice President, Associate General Counsel and Secretary

Date: June 28, 2011

INDEX TO EXHIBITS

Exhibit Number	Description
5.2	Opinion of Wachtell, Lipton, Rosen & Katz.
23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2 of this Current Report on Form 8-K/A).